UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 26, 2017 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 26, 2017, the compensation committee of Cincinnati Financial Corporation approved an annual cash retainer in the amount of $50,000 for the non-executive chairman of the board. This annual retainer will apply to the future service of current chairman, Kenneth W. Stecher as a non-executive chairman of the board following his retirement from active employment with the company on January 31, 2017. The committee also approved forms of agreements for future grants under the Cincinnati Financial Corporation Incentive Compensation Plan of 2009, the Cincinnati Financial Corporation Stock Compensation Plan of 2012 and the Cincinnati Financial Corporation Stock Compensation Plan of 2016. The forms of agreement are furnished herewith as exhibits 10.1 to 10.11.
Item 7.01 Regulation FD Disclosure
On January 27, 2017, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Increases Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On January 30, 2017, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions” furnished as Exhibit 99.2 hereto and incorporated herein by reference.

This report should not be deemed an admission as to the materiality of any information contained in the news releases.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 10.1 – Form of Incentive Compensation Agreement for the Cincinnati Financial Corporation Incentive Compensation Plan of 2009.
Exhibit 10.2 – Form of Incentive Stock Option Agreement for the Cincinnati Financial Corporation Stock Compensation Plan of 2012.
Exhibit 10.3 – Form of Non-qualified Stock Option Agreement for the Cincinnati Financial Corporation Stock Compensation Plan of 2012.
Exhibit 10.4 – Form of Restricted Stock Unit Agreement (service based/cliff) for the Cincinnati Financial Corporation Stock Compensation Plan of 2012.
Exhibit 10.5 – Form of Restricted Stock Unit Agreement (service based/ratable) for the Cincinnati Financial Corporation Stock Compensation Plan of 2012.
Exhibit 10.6 – Form of Restricted Stock Unit Agreement (performance based) for the Cincinnati Financial Corporation Stock Compensation Plan of 2012.
Exhibit 10.7 – Form of Incentive Stock Option Agreement for the Cincinnati Financial Corporation Stock Compensation Plan of 2016.
Exhibit 10.8 – Form of Non-qualified Stock Option Agreement for the Cincinnati Financial Corporation Stock Compensation Plan of 2016.
Exhibit 10.9 – Form of Restricted Stock Unit Agreement (service based/cliff) for the Cincinnati Financial Corporation Stock Compensation Plan of 2016.
Exhibit 10.10 – Form of Restricted Stock Unit Agreement (service based/ratable) for the Cincinnati Financial Corporation Stock Compensation Plan of 2016.
Exhibit 10.11 – Form of Restricted Stock Unit Agreement (performance based) for the Cincinnati Financial Corporation Stock Compensation Plan of 2016.
Exhibit 99.1– News release dated January 27, 2017, titled “Cincinnati Financial Corporation Increases Regular Quarterly Cash Dividend”
Exhibit 99.2– News release dated January 30, 2017, titled “Cincinnati Financial Corporation Subsidiaries Announces Appointments and Promotions”

Safe Harbor Statement
This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2015 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 26.
Factors that could cause or contribute to such differences include, but are not limited to:

•	Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

•	Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance

•	Inadequate estimates, assumptions or reliance on third-party data used for critical accounting estimates

•	Declines in overall stock market values negatively affecting the company’s equity portfolio and book value

•	Domestic and global events resulting in capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:

o	Significant or prolonged decline in the fair value of a particular security or group of securities and impairment of the asset(s)

o	Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

o	Significant rise in losses from surety and director and officer policies written for financial institutions or other insured entities

•
Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

•	Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

•	Difficulties with technology or data security breaches, including cyberattacks, that could negatively affect our ability to conduct business and our relationships with agents, policyholders and others

•	Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products

•
Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing methods, including telematics and other usage-based insurance methods, or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness

•	Increased competition that could result in a significant reduction in the company’s premium volume

•	Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

•
Inability to obtain adequate ceded reinsurance on acceptable terms, amount of reinsurance coverage purchased, financial strength of reinsurers and the potential for nonpayment or delay in payment by reinsurers

•	Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability

•	Inability of our subsidiaries to pay dividends consistent with current or past levels

•
Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

o	Downgrades of the company’s financial strength ratings

o	Concerns that doing business with the company is too difficult

o	Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

o	Inability or unwillingness to nimbly develop and introduce coverage product updates and innovations that our competitors offer and consumers expect to find in the marketplace

•	Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

o	Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates

o	Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

o	Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

o
Add assessments for guaranty funds, other insurance‑related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

o	Increase our provision for federal income taxes due to changes in tax law

o	Increase our other expenses

o	Limit our ability to set fair, adequate and reasonable rates

o	Place us at a disadvantage in the marketplace

o	Restrict our ability to execute our business model, including the way we compensate agents

•	Adverse outcomes from litigation or administrative proceedings

•
Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

•
Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

•	Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location
Further, the company’s insurance businesses are subject to the effects of changing social, global, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: January 30, 2017	/S/ Lisa A. Love
Lisa A. Love
Senior Vice President, General Counsel and Corporate Secretary